UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 18, 2003


                        LATINOCARE MANAGEMENT CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                              --------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                              84-0940146
---------------------------                                -------------------
(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


            959 Walnut Avenue, Suite 250, Pasadena, California 91107
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (626) 583-1115


                               JNS Marketing, Inc.
                     -------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total Number of Pages in This Document:    4
                                       ----------

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.   OTHER EVENTS.....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES.................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On or about February 18, 2003, the Company engaged Armando Ibarra, C.P.A. ("New Accountant") to audit and review the Company's financial statements for the fiscal year ending December 31, 2002. The New Accountant has been engaged for general audit and review services and not because of any particular transaction or accounting principle, or because of any disagreement with the Company's former accountant, Robert Pacheco, C.P.A. A letter from the New Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

         Robert Pacheco, C.P.A. ("Former Accountant") terminated his engagement with the Company because he decided that he did not have adequate time to complete the work for the fiscal year ending December 31, 2002. The Company had no disagreements with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         The Former Accountant terminated his engagement effective February 18, 2003. Through the date hereof, the Company did not have any disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Former Accountant's satisfaction, would have caused him to make reference to the subject matter of the disagreement in connection with his reports. The decision to select the New Accountant has been recommended and approved by the Company's Board of Directors. A letter from the Former Accountant addressed to The Securities and Exchange Commission is attached to this Report as Exhibit 7(c)(16).

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  16.1   Letter from Robert Pacheco, C.P.A.,
                         dated February 18, 2003.

                  16.2   Letter from Armando Ibarra, C.P.A.,
                         dated February 18, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        LATINOCARE MANAGEMENT CORPORATION
                           -------------------------
                                  (Registrant)

Date:  February 18, 2003


                                  /s/   Jose J. Gonzalez
                                 -----------------------------------------
                                        Jose J. Gonzalez, President